Exhibit 99.1
TMTG Secures Perpetual Licensing for New Technology in Truth Social TV Streaming
and Signs Long-Term Equity Deal

SARASOTA, Fla., July 3, 2024 – Trump Media & Technology Group Corp. (Nasdaq: DJT) (“TMTG” or the “Company”), operator of the social media platform Truth Social, yet another of President Donald J. Trump’s iconic American brands, announced today that it signed an agreement to acquire assets intended to power TMTG’s planned content distribution network for streaming of linear TV—initially via the Truth Social platform and later through stand-alone apps. Additionally, the Company finalized a long-term equity financing arrangement to fund TMTG’s expansion over the next three years.

To advance TV streaming, and contingent on the satisfaction of closing conditions, TMTG expects to receive from Perception Group, Inc. and its affiliates (“Perception”) worldwide non-exclusive perpetual licensing rights for the new CDN technology that TMTG plans to use for its content distribution network. Additionally, Perception will face certain restrictions for five years on operating in the U.S. market in areas that may compete with TMTG. The agreement also includes a contingent opportunity for TMTG to purchase Perception outright in the future.

“We are committed to creating value for our stockholders by following our stated growth strategy of pursuing strategic opportunities, expanding Truth Social’s user base, and increasing product offerings and services,” said TMTG CEO Devin Nunes. “We are rapidly pushing forward with our plans to launch a high-quality streaming service that we believe cannot be cancelled by Big Tech. We believe this agreement will enable us to build a superior tech stack to support a cutting-edge streaming service. It’s a major step in fulfilling our mission to strengthen free expression and end Big Tech’s stranglehold on digital communication.”

TMTG’s streaming service is designed to host news shows and networks, religious channels, and additional family-friendly content that has been cancelled or is at risk of cancellation. The technology acquisition announced today will be financed at closing through TMTG’s issuance of up to 5,100,000 shares of its common stock, which shares shall be subject to certain trading restrictions, and $17.5 million that are expected to be paid over a period of three years.

Furthermore, in furtherance of TMTG’s growth strategy, the Company has secured an important financing option by entering into a standby equity purchase agreement (“SEPA”) with YA II PN, Ltd., an investment fund managed by Yorkville Advisors (“Yorkville”). Subject to certain customary conditions, the agreement grants TMTG the option, at its sole discretion, to issue up to $2.5 billion in shares of common stock to Yorkville over three years. The per share subscription price Yorkville will pay for the shares will be a 2.75% discount to the Market Price (as that term is defined in the SEPA) during a one- or three-day pricing period elected by the Company.  TMTG intends to use the SEPA strategically to raise and deploy capital, using as little or as much of the SEPA amount as circumstances warrant, when market conditions and business opportunities justify doing so.

“TMTG has over $350 million in the bank and the iconic Trump brand,” said Nunes. “Now, we’ve secured a great deal to guarantee access to additional capital, if necessary, to pursue big strategic opportunities as we look to build out our portfolio by acquiring assets and technologies in the Patriot economy.”

The securities described herein have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements. A registration statement relating to securities to be issued under the SEPA has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About TMTG

The mission of TMTG is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statement regarding the future plans and potential success of the streaming services under the CDN, the amount of shares of Common Stock the Company may issue to the Yorkville pursuant to the SEPA, and the amount of proceeds to be received by the Company from the sale of shares of Common Stock and related matters. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize future plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

Forward-looking statements are not guarantees of performance. Readers should not place undue reliance on these statements, which speak only as of the date hereof. Although we may elect to update forward-looking statements in the future, we disclaim any obligation to do so, even if our assumptions and projections change, except where applicable law may otherwise require us to do so. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements herein. Important factors that may affect these projections or expectations include, but are not limited to: statements about the ability of TMTG to maintain the listing of TMTG common stock on Nasdaq; ability to realize the benefit of the streaming services, its cost effectiveness, performance, stability, and future financial performance following the business combination; the impact of the outcome of any known or unknown litigation or other legal proceedings; the ability of TMTG to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures of TMTG; the future revenue and effect on gross margins of TMTG; the attraction and retention of qualified directors, officers, employees, and key personnel of TMTG; the ability of TMTG to compete effectively in a competitive industry; the impact of the ongoing legal proceedings in which President Donald J. Trump is involved on TMTG’s corporate reputation and brand; expectations concerning the relationships and actions of TMTG and its affiliates with third parties; the short- and long-term effects of the consummation of the business combination on TMTG’s business relationships, operating results, and business generally; the impact of future regulatory, judicial, and legislative changes in TMTG’s industry; the ability to locate and acquire complementary products or product candidates and integrate those into TMTG’s business; Truth Social, TMTG’s initial product, and its ability to generate users and advertisers; future arrangements with, or investments in, other entities or associations; competition and competitive pressures from other companies in the industries in which TMTG operates; changes in domestic and global general economic and macro-economic conditions; TMTG’s ability to meet conditions precedent to issue Shares to Yorkville under the SEPA;  the volatility of the price of Common Stock that may result from sales of Shares by Yorkville or other Shares we previously registered for resale; the dilution of holders of Common Stock from TMTG’s issuance of Shares to Yorkville. . For a discussion of these important factors and other risks, please read the information set forth under the caption “Risk Factors” in our registration statement on Form S-1 and other documents filed with the SEC, which describe additional factors that could adversely affect our business, financial condition, or results of operations. The Company’s SEC filings are available publicly on the SEC website at www.sec.gov. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements.